Exhibit 17(c)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [ ] or go to website: [ ]

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA SERIES, INC.	PROXY
FOCUSED GROWTH PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Focused Growth Portfolio (the “Growth Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), hereby appoints [James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Nori L. Gabert] and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Growth Portfolio standing in the name of the undersigned as of the close of business on April 27, 2012, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Wednesday, June 13, 2012, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Combined Prospectus/Proxy Statement dated [            ], 2012 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note:    Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series, Inc.

Joint Special Meeting of Shareholders to Be Held on July 13, 2012.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

The Board of Directors of the Corporation recommends a vote FOR the approval of the following Proposals.

1.	To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Growth Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Growth Fund (the “Alpha Growth Fund”), a series of SunAmerica Specialty Series, a Delaware statutory trust, in exchange solely for the assumption of the Growth Portfolio’s liabilities by the Alpha Growth Fund and Class A and Class C shares of the Alpha Growth Fund, which shares will be distributed by the Growth Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [ ] or go to website: [ ]

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA SERIES, INC.	PROXY
FOCUSED TECHNOLOGY PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Focused Technology Portfolio (the “Technology Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), hereby appoints [James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Nori L. Gabert] and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Technology Portfolio standing in the name of the undersigned as of the close of business on April 27, 2012, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Wednesday, June 13, 2012, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Combined Prospectus/Proxy Statement dated [            ], 2012 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note:    Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series, Inc.

Joint Special Meeting of Shareholders to Be Held on July 13, 2012.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

The Board of Directors of the Corporation recommends a vote FOR the approval of the following Proposals.

1.      To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Technology Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Growth Fund (the “Alpha Growth Fund”), a series of SunAmerica Specialty Series, a Delaware statutory trust, in exchange solely for the assumption of the Technology Portfolio’s liabilities by the Alpha Growth Fund and Class A and Class C shares of the Alpha Growth Fund, which shares will be distributed by the Technology Portfolio to the holders of its shares in complete liquidation thereof; and

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [ ] or go to website: [ ]

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA SERIES, INC.	PROXY
FOCUSED STARALPHA PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Focused StarALPHA Portfolio (the “StarALPHA Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), hereby appoints [James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Nori L. Gabert] and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the StarALPHA Portfolio standing in the name of the undersigned as of the close of business on April 27, 2012, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Wednesday, June 13, 2012, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Combined Prospectus/Proxy Statement dated [            ], 2011 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note:    Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series, Inc.

Joint Special Meeting of Shareholders to Be Held on July 13, 2012.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

The Board of Directors of the Corporation recommends a vote FOR the approval of the following Proposals.

1.      To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the StarALPHA Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Growth Fund (the “Alpha Growth Fund”), a series of SunAmerica Specialty Series, a Delaware statutory trust, in exchange solely for the assumption of the StarALPHA Portfolio’s liabilities by the Alpha Growth Fund and Class A and Class C shares of the Alpha Growth Fund, which shares will be distributed by the StarALPHA Portfolio to the holders of its shares in complete liquidation thereof; and

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE